Exhibit 99.4

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D to which this Agreement is an exhibit (and any further amendment filed by them) with respect to the shares of Common Stock of lululemon athletica inc. This agreement may be executed simultaneously in any number of counterparts, all of which together shall constitute one and the same instrument.

Advent International GPE VII-A Limited Partnership
Advent International GPE VII-E Limited Partnership
Advent International GPE VII-H Limited Partnership
By: GPE VII GP Limited Partnership, General Partner
By: Advent International GPE VII, LLC, General Partner
By: Advent International Corporation, Manager
By: Jarlyth H. Gibson, Risk Officer*

Advent International GPE VII Limited Partnership
Advent International GPE VII-B Limited Partnership
Advent International GPE VII-C Limited Partnership
Advent International GPE VII-D Limited Partnership
Advent International GPE VII-F Limited Partnership
Advent International GPE VII-G Limited Partnership
By: GPE VII GP (Delaware) Limited Partnership, General Partner
By: Advent International GPE VII, LLC, General Partner
By: Advent International Corporation, Manager
By: Jarlyth H. Gibson, Risk Officer*

Advent Partners GPE VII Limited Partnership
Advent Partners GPE VII Cayman Limited Partnership
Advent Partners GPE VII – A Limited Partnership
Advent Partners GPE VII – A Cayman Limited Partnership
Advent Partners GPE VII – B Cayman Limited Partnership
Advent Partners GPE VII 2014 Limited Partnership
Advent Partners GPE VII 2014 Cayman Limited Partnership
Advent Partners GPE VII – A 2014 Limited Partnership
Advent Partners GPE VII – A 2014 Cayman Limited Partnership
By: Advent International GPE VII, LLC, General Partner
By: Advent International Corporation, Manager
By: Jarlyth H. Gibson, Risk Officer*

GPE VII GP Limited Partnership
GPE VII GP (Delaware) Limited Partnership
By: Advent International GPE VII, LLC, General Partner
By: Advent International Corporation, Manager
By: Jarlyth H. Gibson, Risk Officer*

Advent International GPE VII, LLC
By: Advent International Corporation, Manager
By: Jarlyth H. Gibson, Risk Officer*

Advent International Corporation
By: Jarlyth H. Gibson, Risk Officer*

*For all of the above:

By: /s/ Jarlyth H. Gibson
Jarlyth H. Gibson, Risk Officer

Advent Puma Acquisition Limited

By: /s/ Michael Ristaino
Michael Ristaino, Director